UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 2, 2006

PAINCARE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	1-14160	06-1110906
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1030 N. Orange Avenue, Ste. 105, Orlando,
Florida		32801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (407) 367-0944
 Registrant’s facsimile number, including area code: (407) 367-0950
Registrant’s Website address: www.paincareholdings.com

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 __ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 __ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
 __Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
 __Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Unregistered Sales of Equity Securities

On August 2, 2006, PainCare Holdings, Inc. (the “Company”) and two accredited investors closed a private placement of Convertible Debentures in the principal amount of $3,000,000. The Convertible Debentures have a term of three years and are convertible at the holders option into shares of the Company's common stock at the rate of one share of common stock for each $1.90 of Convertible Debt converted. The Convertible Debentures bear interest at the rate of 8.5% per year. Subject to the satisfaction of certain conditions, the Company has the right to redeem the Convertible Debentures at any time after two years, to make certain redemption payments in shares of the Company's common stock, and to make interest payments in shares of the Company's common stock.

In connection with the Convertible Debt financing, the Company and the same two accredited investors restructured the terms of two prior issuances of convertible debt by extending the maturity date thereof to August 2, 2009.

The Company has agreed to issue the two accredited investors 500,000 shares of the Company's common stock in additional consideration of the Convertible Debt financing and the restructuring of the prior convertible debt issuances. The shares shall be issued immediately upon receipt of the approval of the American Stock Exchange of the listing of the shares.

The Company has agreed to file a registration statement with the U.S. Securities and Exchange Commission for the purposes of registering the resale of the shares of common stock (including shares underlying the Convertible Debentures) issued in the private placement.

The securities were issued to the investors without registration under the Securities Act of 1933 based upon exemptions from registration provided under Section 4(2) of the Act and Regulation D promulgated thereunder. The issuances did not involve any public offering, and no general solicitation or general advertising was used in connection with the offering.

The foregoing disclosures are in all cases subject to the terms and provisions set forth in the Securities Purchase Agreement, form of Convertible Debenture, Registration Rights Agreement, and Amendment Agreement, copies of which are filed herewith as exhibits.

Item 7.01

Regulation FD Disclosure

A copy of the press release regarding the foregoing transaction is furnished herewith as an exhibit.

Item 9.01	Financial Statement and Exhibits
(d) Exhibits
Number	Exhibit

10.1	Securities Purchase Agreement dated August 2, 2006.

10.2	Form of Convertible Debenture dated August 2, 2006.

10.3	Registration Rights Agreement dated August 2, 2006.

10.4	Amendment Agreement dated August 2, 2006.

10.5	Amendment Number Two to Loan and Security Agreement and Consent dated August 2, 2006.

99.1	Press Release dated August 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 7, 2006	PAINCARE HOLDINGS, INC.

BY: /s/ RANDY LUBINSKY
Chief Executive Officer and Director